Exhibit 10.1

CONSENT AND WAIVER

Consent and Waiver (this “Consent and Waiver”) dated as of January 16, 2009, by and between Nanogen, Inc., a Delaware corporation (the “Company”), Financière Elitech SAS, a société par actions simplifiée incorporated under the laws of France and registered with the Clerk of the Commercial Court of Nanterre under the number 481 676 062 (“Elitech”), and the shareholders of Elitech, as listed on the signature pages hereto (the “Sellers”).

WHEREAS, the Company, Elitech and the Sellers executed and delivered that certain Share Exchange Agreement, dated as of August 14, 2008 (the “Share Exchange Agreement”). Capitalized terms used by not otherwise defined in this Consent and Waiver have the meanings ascribed to them in the Share Exchange Agreement.

WHEREAS, pursuant to Section 5.3 of the Share Exchange Agreement, each of the parties agreed that it would not, and would use reasonable efforts to cause its Subsidiaries and its and their respective Agents not to, (i) initiate, solicit, knowingly encourage or seek any inquiries relating to or the making or implementation of any Third-Party Proposal; (ii) engage in any negotiations concerning, or provide any information or data to, or have any substantive discussions with, any Person relating to a Third-Party Proposal; (iii) otherwise cooperate in or facilitate any effort or attempt to make, implement or accept a Third-Party Proposal; or (iv) enter into any Contract with any Person relating to a Third-Party Proposal ((i), (ii), (iii) and (iv) collectively, “Solicitation Activities”).

WHEREAS, Section 6.13 of the Share Exchange Agreement requires Elitech to cause its management and independent auditors to prepare as soon as practicable after the date of the Share Exchange Agreement audited consolidated financial statements and such other financial statements of Elitech and its Subsidiaries as may be requested by the Company to enable the Company to comply on a timely basis with applicable United States federal securities laws.

WHEREAS, Section 8.1(a)(ii) of the Share Exchange Agreement provides that, subject to certain conditions, the Share Exchange Agreement may be terminated by either the Company or Elitech if the Acquisition is not consummated on or before March 31, 2009.

WHEREAS, the Company, Elitech and the Sellers acknowledge and agree that, despite their individual and collective best efforts, and due to events beyond their individual or collective control, it has now become unlikely that the Acquisition will be consummated on or before March 31, 2009.

WHEREAS, having given consideration to the foregoing, Elitech and the Sellers agree that the restriction on Solicitation Activities should be waived with respect to the Company, and that Elitech and the Sellers should consent to certain actions by the Company upon the terms of this Consent and Waiver.

WHEREAS, having also given consideration to the foregoing, the Company agrees that the requirement for Elitech and its management to use all available resources to prepare the Elitech Audited Financial Statements and such other financial statements of Elitech and its Subsidiaries as may be requested by the Company as soon as practicable after the date of the Share Exchange Agreement should be waived, upon the terms of this Consent and Waiver.

WHEREAS, pursuant to the terms of the Share Exchange Agreement, any provision of the Share Exchange Agreement may be waived if such waiver is in writing and is signed by the party or parties against whom the waiver is to be effective.

NOW, THEREFORE, the Company, Elitech and the Sellers hereby agree as follows:

1. Elitech and the Sellers hereby waive any and all of the Company’s obligations with respect to Section 5.3 of the Share Exchange Agreement.

2. Elitech and the Sellers hereby consent to the Company and its Subsidiaries engaging in Solicitation Activities.

3. Elitech and the Sellers hereby acknowledge that the engagement in any Solicitation Activities by the Company and its Subsidiaries shall not (a) constitute cause for termination under Article VIII of the Share Exchange Agreement, (b) constitute a breach of any representation, warranty, covenant or obligation of the Company, or of any provision of the Share Exchange Agreement, or (c) otherwise constitute a failure to perform or comply with any obligation required to be performed or complied with under the terms of the Share Exchange Agreement.

4. Except as set forth herein, the Company hereby waives any and all of Elitech’s obligations with respect to Section 6.13 of the Share Exchange Agreement.

5. In consideration of the waiver set forth above and except as set forth below, Elitech hereby agrees to use reasonable commercial efforts to cause to be prepared the Elitech Audited Financial Statements and other financial statements of Elitech and its Subsidiaries (including pro forma financial information if required) as may be requested by the Company to enable the Company to comply on a timely basis with applicable United States federal securities Laws.

6. The parties hereto agree that, upon notice thereof to the Company, Elitech may suspend or terminate the preparation of the Elitech Audited Financial Statements and other financial statements of Elitech and its Subsidiaries, should Elitech deem it commercially reasonable to do so. The parties hereto agree that any such suspension or termination shall not (a) constitute cause for termination under Article VIII of the Share Exchange Agreement, (b) constitute a breach of any representation, warranty, covenant or obligation of Elitech or the Sellers, or of any provision of the Share Exchange Agreement, or (c) otherwise constitute a failure to perform or comply with any obligation required to be performed or complied with under the terms of the Share Exchange Agreement. The parties further agree that if pursuant to this Section 6 Elitech shall suspend or terminate the preparation of the Elitech Audited Financial Statements and other financial statements of Elitech and its Subsidiaries, then the Company’s obligations under Section 8.4 of the Share Exchange Agreement shall be waived by Elitech and each of the Sellers, and the Company shall not have any obligations with respect to payment of the Elitech Termination Fee or Elitech Reimbursement Amount.

7. The consents and waivers set forth herein are limited precisely as written and shall not be deemed (a) to be a consent to, or waiver of, any other term or condition of the Share Exchange Agreement or any of the agreements, instruments and documents referred to therein or executed in connection therewith or (b) to prejudice any contractual, legal or other right or rights which the undersigned may have or may have in the future under or in connection with the Share Exchange Agreement or any agreements, instruments and

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documents referred to therein or executed in connection therewith. Except as set forth herein, the undersigned parties hereby reserve all of their rights and remedies under applicable law and under the Share Exchange Agreement or any of the agreements, instruments and documents referred to therein or executed in connection therewith with respect to any matters other than those addressed in this Consent and Waiver.

8. The execution, delivery and performance by Elitech and the Sellers of this Consent and Waiver has been duly authorized by all necessary action on the part of Elitech and the Sellers. This Consent and Waiver has been duly executed by Elitech and the Sellers.

9. The execution, delivery and performance by the Company of this Consent and Waiver has been duly authorized by all necessary action on the part of the Company. This Consent and Waiver has been duly executed by the Company.

10. All questions concerning the construction, validity, enforcement and interpretation of this Consent and Waiver shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.

11. Each party irrevocably submits to the exclusive jurisdiction of (a) the State of Delaware, County of New Castle, and (b) the United States District Court for the District of Delaware, for the purposes of any Action arising out of this Consent and Waiver. Process in any Action referred to in this Section 11 may be served on any party anywhere in the world. Each party irrevocably and unconditionally waives any objection to the laying of venue of any Action arising out of this Consent and Waiver in (i) the United States District Court for the District of Delaware, or (ii) state courts sitting in the State of Delaware, County of New Castle, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS CONSENT AND WAIVER OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

12. This Consent and Waiver is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

13. This Consent and Waiver shall be binding upon and inure to the benefit of the parties and their respective successors and assigns in accordance with the terms of the Consent and Waiver.

14. This Consent and Waiver may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective against an executing party when a counterpart has been signed and delivered by such party to another party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

[Signature Page To Follow]

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IN WITNESS WHEREOF, the undersigned has executed this Consent and Waiver as of the date first above written.

FINANCIÈRE ELITECH SAS

By:	/s/ Pierre Debiais
Name: Pierre Debiais
Title: President

[Signature Page to Consent and Waiver]

IN WITNESS WHEREOF, the undersigned has executed this Consent and Waiver as of the date first above written.

THE SELLERS:

BIOTECH INTERNATIONAL SAS

FINANCIERE DU BIEF SAS

BANQUE POPULAIRE DEVELOPPEMENT SA

FONDS D’INVESTISSEMENT DE PROXIMITE BANQUE POPULAIRE PROXIMITE SUD-EST 2003

NAXICAP PARTNERS SA

BNP PARIBAS DEVELOPPEMENT SAS

SYNERGIE FINANCE SA

IDIA DEVELOPPEMENT SAS

SOFIPACA SAS

By:	/s/ Pierre Debiais
Name:	Pierre Debiais, as agent and attorney-in-fact of each Seller appointed pursuant to Section 9.3(b) of the Share Exchange Agreement

[Signature Page to Consent and Waiver]

IN WITNESS WHEREOF, the undersigned has executed this Consent and Waiver as of the date first above written.

COMPANY:

NANOGEN, INC.

By:	/s/ Howard C. Birndorf
Name: Howard C. Birndorf
Title: Chief Executive Officer

[Signature Page to Consent and Waiver]